





3Q 2015 Earnings Conference Call

October 29, 2015







NYSE: CW

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Third Quarter 2015 Highlights

- **Challenging 3Q performance**
  - Industrial markets influenced by weaker demand, economic conditions
  - Partially offset by improvements in Defense and Power segments
- **Maintaining full-year EPS guidance of $3.80 - $3.90**
- **Improved execution driving additional margin expansion**
  - Now expect 90 - 100 bps of margin improvement to 13.5 - 13.6%
- **Continuing steady share repurchase activity**
  - 3Q Share repurchases totaling $88M; YTD $185M

Overview of Third Quarter 2015 Results

- **Diluted EPS of $0.80, reflecting:**
  - One-time pension settlement charge
  - Shift of AP1000 order out of 3Q
  - Lower sales impacting profitability
- **Net Sales decreased 6% (Down 4% organic)**
- **Operating Income decreased 14%**
- **Operating Margin down 120 bps to 12.1%**
- **Adjusted Operating Margin up 20 bps to 13.5%**
  - Excludes one-time pension charge
- **Free Cash Flow of $98M, FCF conversion 258%**

Notes:
For the purposes of this presentation, Organic excludes the impact of foreign currency translation and acquisitions.
All figures presented on a continuing operations basis.

3Q 2015 End Market Sales

	3Q'15 Change	% of Total Sales
Aero Defense	16%	16%
Ground Defense	(22%)	4%
Naval Defense	2%	18%
Total Defense Including Other Defense	**3%**	**38%**
Commercial Aero	(12%)	18%
Power Generation	(12%)	17%
General Industrial	(9%)	27%
Total Commercial	**(11%)**	**62%**
Total Curtiss-Wright	**(6%)**	**100%**

Notes:
Percentages in chart relate to Third Quarter 2015 sales.
All figures presented on a continuing operations basis.

3Q'15 Results:

- **Defense Markets +3%; organic +5%**
- **Commercial Markets (11%); organic (9%)**

Key Drivers:

- **Strong demand for embedded computing products driving aerospace defense**
- **Lower industrial valves sales, primarily in energy markets**
- **Continued deferred maintenance spending in U.S. aftermarket power generation**
- **Lower commercial aerospace sales of avionics and flight test equipment**
- **Unfavorable FX impact**

CURTISS-WRIGHT

3Q 2015 Operating Income / Margin Drivers

($ in millions)	3Q'15	3Q'14	Change vs. 2014
Commercial/ Industrial	$40.3	$51.1	(21%)
Margin	13.8%	16.3%	(250 bps)
Defense	25.5	22.5	13%
Margin	21.7%	17.7%	+400 bps
Power	13.5	11.1	22%
Margin	11.7%	9.4%	+230 bps
Total Segments	**$79.3**	**$84.7**	**(6%)**
Corp & Other	($15.5)	($10.4)	(48%)
Total CW[1]	**$63.8**	**$74.2**	**(14%)**
Margin	**12.1%**	**13.3%**	**(120 bps)**

Change vs. 2014, excluding one-time Pension charge

22%

(4%)

+20 bps to 13.5%

[1] **On a YTD basis, total Curtiss-Wright operating margin up 10 bps to 12.5%.**

Notes:
All figures presented on a continuing operations basis. Amounts may not add down due to rounding.

CURTISS-WRIGHT

2015E End Market Sales Outlook (Guidance as of October 28, 2015)

	FY2015E (Prior)	FY2015E (Current)	% of Total Sales
Aero Defense	2 - 6%	No change	13%
Ground Defense	13 - 17%	No change	4%
Naval Defense	(2) - 2%	No change	18%
Total Defense Including Other Defense	**2 - 4%**	**No change**	**35%**
Commercial Aero	(2) - 2%	(2 - 6%)	18%
Power Generation	(2) - 2%	No change	20%
General Industrial	0 - 4%	(4 - 8%)	27%
Total Commercial	**0 - 2%**	**(3 - 5%)**	**65%**
Total Curtiss-Wright	**1 - 3%**	**Flat to down 2%**	

* All figures presented on a continuing operations basis.

CURTISS-WRIGHT

2015E Financial Outlook (Guidance as of October 28, 2015)

($ in millions)	FY2015E (Prior)	FY2015E (Current)	Growth % vs 2014
Total Sales	**$2,250 - 2,300**	**$2,190 - 2,240**	**Flat to down 2%**
Commercial / Industrial	$1,235 - 1,255	$1,190 - 1,210	(1 - 3%)
Defense	$500 - 515	$485 - 500	(1) - 2%
Power	$515 - 530	No change	(2) - 1%
Total Operating Income **CW Margin**	**$301 - 309** **13.3% - 13.4%**	**$296 - 304** **13.5% - 13.6%**	**5 - 8%** **+90 - 100 bps**
Commercial / Industrial Margin	$185 - 188 14.9% - 15.0%	$179 - 182 14.9% - 15.0%	0 - 2%
Defense Margin	$90 - 93 18.0% - 18.1%	$93 - 96 19.1% - 19.2%	12 - 16%
Power Margin	$59 - 61 11.4% - 11.5%	No change	14 - 18%
Corporate and Other	($33)	($34)	-

* All figures presented on a continuing operations basis.

CURTISS-WRIGHT

2015E Financial Outlook (Guidance as of October 28, 2015)

	FY2015E (Prior)	FY2015E (Current)
Interest Expense	$36 - 37M	$35 - 36M
Effective Tax Rate	31.5% - 31.75%	~31%
Diluted EPS	**$3.80 - 3.90**	**No change**
Diluted Shares Outstanding	47.8M	~47.6M
Free Cash Flow (1)	**$100 - 120M**	**No change**
Adjusted Free Cash Flow (2)	**$245 - 265M**	**No change**
Free Cash Flow Conversion(3)	55 - 64%	No change
Adjusted Free Cash Flow Conversion(4)	135 - 142%	No change

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures

(2) Adjusted Free Cash Flow excludes:

- Contributions to the Company's corporate defined benefit pension plan of $145 million in 2015.

(3) Free Cash Flow Conversion is calculated as free cash flow from operations divided by earnings from continuing operations.

(4) Adjusted Free Cash Flow Conversion is calculated as adjusted free cash flow divided by earnings from continuing operations.

CURTISS-WRIGHT

Balanced Capital Allocation


Return of Capital
Operational Requirements
Acquisitions

- **Committed to steady return of capital to shareholders**
  - $185M in YTD'15 share repurchases
  - $300M in total share repurchases expected in 2015
- **Utilize free cash flow for bolt-on acquisitions**
- **Internal investment to support future growth**

AP1000 Update

- Curtiss-Wright AP1000 reactor coolant pump (RCP) reaches Full Qualification
- Providing first-of-a-kind RCPs on Westinghouse AP1000 power plant
- Completed all design modifications and extensive customer testing requirements
- Preparing RCPs for shipment
- Awaiting contract for new China order







CURTISS-WRIGHT

Outlook for 2015 and Closing Comments

- Expect strong operating margin expansion (90 - 100 bps)
  - Led by operational improvement and cost reduction initiatives
  - Driving towards Upper Quartile operating margin
- Solid, double-digit growth in diluted EPS
- Solid free cash flow expectations
- Dedicated to returning capital to shareholders
  - Expect to complete $300 million share repurchase authorization in 2015

Focused on Increasing Shareholder Value

Appendix

3Q 2015 End Market Sales



General Industrial 27%
Commercial Aero 18%
Power Generation 17%
Aero & Ground Defense 20%
Naval Defense 18%

Notes:
Percentages in chart relate to Third Quarter 2015 sales.

Non-GAAP Reconciliation

Three Months Ended September 30, 2015 vs 2014

	Commercial/Industrial		Defense		Power		Total Curtiss-Wright	
	Sales	Operating income	Sales	Operating income	Sales	Operating income	Sales	Operating income
Organic	(4%)	(23%)	(5%)	(1%)	(3%)	22%	(4%)	(20%)
Acquisitions	1%	1%	0%	0%	0%	0%	0%	1%
Foreign Currency	(3%)	1%	(3%)	14%	(0%)	0%	(2%)	5%
Total	(6%)	(21%)	(8%)	13%	(3%)	22%	(6%)	(14%)

Nine Months Ended September 30, 2015 vs 2014

	Commercial/Industrial		Defense		Power		Total Curtiss-Wright	
	Sales	Operating income	Sales	Operating income	Sales	Operating income	Sales	Operating income
Organic	(1%)	(5%)	1%	7%	(4%)	(14%)	(1%)	(7%)
Acquisitions	0%	1%	0%	0%	0%	(0%)	0%	1%
Foreign Currency	(3%)	(1%)	(3%)	14%	(0%)	0%	(2%)	3%
Total	(4%)	(5%)	(2%)	21%	(4%)	(14%)	(3%)	(3%)

Organic Revenue and Organic Operating income

The Corporation discloses organic revenue and organic operating income because the Corporation believes it provides investors with insight as to the Company's ongoing business performance. Organic revenue and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.

Note: Amounts may not add due to rounding

CURTISS-WRIGHT

2015E End Market Sales Waterfall (Guidance as of October 28, 2015)


Total CW End Markets
$2,190 - 2,240
($ Millions)
Commercial Markets
65%
Defense Markets
35%
Power Gen
20%
Comm. Aero
18%
Gen. Industrial
27%
Naval
18%
Aftermarket
69%
New Build
17%
Non-Nuclear
14%
Industrial Valves
27%
Industrial Vehicles
33%
Surface Tech services
20%
Sensors and Controls
20%
Aerospace
13%
Ground
4%

CURTISS-WRIGHT